United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                Investment Company Act file number:  811-07391


             AllianceBernstein Global Strategic Income Trust, Inc.
               (Exact name of registrant as specified in charter)


              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)


                                Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672


                   Date of fiscal year end:  October 31, 2003


                  Date of reporting period:  October 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.



[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management


AllianceBernstein Global Strategic Income Trust


Multi-Sector
Fixed Income


Annual Report--October 31, 2003

                            Investment Products Offered
                           ------------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ------------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

December 8, 2003

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Strategic Income Trust (the "Fund") for the annual reporting period ended October 31, 2003.

Investment Objectives and Policies

This open-end fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. government and foreign government securities and supranational entities, including lower-rated securities. The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities.

Investment Results

The following table provides the Fund's performance over the six- and 12-month periods ended October 31, 2003. For comparison, we have included the Lehman Brothers (LB) Global Aggregate Bond Index (hedged), a standard measure of the international investment-grade bond market, and the Lipper Multi-Sector Income Funds Average, which reflects the average performance of a group of funds with similar investment objectives to the Fund.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended October 31, 2003
                                                       -------------------------
                                                               Returns
                                                       -------------------------
                                                       6 Months       12 Months
--------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust
  Class A                                                3.63%          19.57%
--------------------------------------------------------------------------------
  Class B                                                3.27%          18.89%
--------------------------------------------------------------------------------
  Class C                                                3.27%          18.74%
--------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond Index (hedged)     0.06%           3.84%
--------------------------------------------------------------------------------
Lipper Multi-Sector Income Funds Average                 4.83%          17.40%
--------------------------------------------------------------------------------

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 1


The unmanaged Lehman Brothers (LB) Global Aggregate Bond Index (hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index provides a broad-based measure of the international investment-grade bond market. The Index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The Lipper Multi-Sector Income Funds Average (the "Lipper Average") reflects the performance of 113 and 112 funds for the six- and 12-month periods ended October 31, 2003, respectively. The Lipper Average is comprised of funds that have generally similar investment objectives to the Fund, although the investment policies and sales and management fees for its various funds may vary. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including AllianceBernstein Global Strategic Income Trust.

Additional investment results appear on page 6.

For the 12-month period ended October 31, 2003, the Fund outperformed its benchmark, the LB Global Aggregate Bond Index, as well as the Lipper Multi-Sector Income Funds Average. Contributing to the Fund's outperformance were its high yield and emerging market sector allocations and security selection. In addition, security selection within the government sector added to the Fund's relative performance.

In the emerging market sector, Brazilian debt performed well during the annual reporting period in response to tight fiscal policy and positive initiatives, including tax and social security reforms. The Fund's exposure in South Africa, which took advantage of improving economic conditions, contributed positively to performance. Also contributing positively to the Fund's performance were its holdings of Mexican long dated fixed-rate government debt. In the high yield sector, the Fund benefited from its overweight position in cable and wireless communications, where levels greatly appreciated in value from previously oversold levels. In addition, the Fund's underweight position in energy, which languished due to relative overvalued levels versus the overall market, added to relative performance. The Fund's government security selection also had a positive impact, with both U.S. and European government securities enhancing performance. Our avoidance of Japan provided a significant advantage against the benchmark.

Market Review and Investment Strategy

Among U.S. investment-grade bonds, Treasuries were the weakest sector, while corporates posted the strongest absolute returns. The Fund currently maintains a diversified overweight position in emerging markets and high yield corporates, at the expense of U.S. government debt. Investors' desire for higher yielding asset classes benefited both the emerging debt and high yield markets, as high levels of global liquidity encouraged more risk taking during the period. We maintained the Fund's exposure to Brazil, and the country continues to be a focus for investors. Brazil's President Lula exceeded expectations in his ability to push forward


-------------------------------------------------------------------------------
2 o AllianceBernstein Global Strategic Income Trust


crucial tax and social security reforms. We reduced the Fund's Mexican holdings, as we believe that given the current valuations, these bonds will be very sensitive to changes in U.S. interest rates. Additionally, we are concerned about the lack of progress on key reforms and the loss of economic competitiveness in Mexico. In October, Moody's Investors Service upgraded Russia to investment grade, raising the country's rating two notches to Baa3. We have maintained the Fund's position in Russian sovereign debt as credit statistics continued to improve.

In the high yield sector, the Fund benefited from exposure to certain higher risk/volatility issuers in the cable and wireless telecommunications sectors. We maintained a sector overweighting based on our belief that these sectors were oversold and certain better quality issuers were punished along with the entire sector. This proved to be correct as investors recognized the historically high spreads in a number of these sectors. In our view, events had led to an asymmetric profile of expected returns, in which volatility in the credit markets would remain high, creating opportunities in quality companies in oversold sectors. Given our constructive view of the economy, we maintained the Fund's positions in certain cyclical sectors, such as paper/packaging and services, but continued to reduce allocation to specific names to enhance sector diversification. We continued to underweight credit challenged sectors, such as airlines, technology, utilities, wireline telecommunications and retail, but added some issuers in these sectors as we identified value in certain names. We maintain the Fund's underweighted positions in utilities and technology due to ongoing credit concerns. We also underweighted the food/beverage and energy sectors due to unattractive valuation levels.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 3


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST CLASS A
GROWTH OF A $10,000 INVESTMENT
1/9/96* TO 10/31/03


AllianceBernstein Global Strategic Income Trust Class A: $17,720

LB Global Aggregate Bond Index (hedged): $16,926

Lipper Multi-Sector Income Funds Average: $15,577

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

             AllianceBernstein
          Global Strategic Income     LB Global Aggregate    Lipper Multi-Sector
               Trust Class A          Bond Index (hedged)   Income Funds Average
-------------------------------------------------------------------------------
1/9/96*             9579                    10000                    10000
10/31/96           11232                    10467                    10599
10/31/97           13122                    11496                    11637
10/31/98           13253                    12749                    11724
10/31/99           14202                    12900                    12127
10/31/00           15070                    13834                    12267
10/31/01           14844                    15536                    12859
10/31/02           14769                    16301                    13268
10/31/03           17720                    16926                    15577


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Strategic Income Trust Class A shares (from 1/9/96* to 10/31/03) as compared to the performance of an appropriate broad-based index and the Lipper Multi-Sector Income Funds Average. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Global Aggregate Bond Index (hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index provides a broad-based measure of the international investment-grade bond market. The Index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index.

The Lipper Multi-Sector Income Funds Average reflects performance of 58 funds (based on the number of funds in the average from 1/9/96* to 10/31/03). These funds have generally similar investment objectives to AllianceBernstein Global Strategic Income Trust, although the investment policies of some funds included in the average may vary.

Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including AllianceBernstein Global Strategic Income Trust.


* Fund data is from the Fund's Class A share inception date of 1/9/96. Data for the benchmark and the Lipper Average is from 1/31/96, the closest month-end to the Fund's inception date for which data is available.


-------------------------------------------------------------------------------
4 o AllianceBernstein Global Strategic Income Trust


PORTFOLIO SUMMARY
October 31, 2003

INCEPTION DATES                      PORTFOLIO STATISTICS
Class A Shares                       Net Assets ($mil): $175.1
1/9/96
Class B Shares
3/21/96
Class C Shares
3/21/96


SECURITY TYPE BREAKDOWN

   42.3%  Sovereign
    7.8%  Federal Agency
    6.5%  Supranationals
    5.3%  Banking
    4.5%  Treasury
    2.8%  Energy
    2.5%  Communications-Fixed
    2.4%  Paper & Packaging                 [PIE CHART OMITTED]
    2.2%  Utilities--Electric & Gas
    2.0%  Financial Services
    1.8%  Consumer Manufacturing
    1.7%  Automotive
    1.7%  Communications--Mobile
    1.6%  Broadcasting & Cable

   13.0%  Other

    1.9%  Short-Term


All data as of October 31, 2003. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 1.5% weightings in the following securities:
Communications, Service, Chemicals, Technology, Publishing, Broadcasting/Media, Entertainment/Leisure, Supermarket/Drug, Health Care, Hotel/Lodging, Building/Real Estate, Brady Bonds, Petroleum Products, Retail, Containers, Food/Beverage, Insurance, Industrial, Gaming, Electronics, Metals/Mining, Public Utilities-Telephone, Conglomerate/Miscellaneous and Communications Equipment.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 5


INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2003

Class A Shares
-------------------------------------------------------------------------------
                            Without Sales Charge       With Sales Charge
              1 Year               19.57%                   14.55%
              5 Year                5.91%                    5.00%
     Since Inception*               8.15%                    7.55%
           SEC Yield**              4.57%

Class B Shares
-------------------------------------------------------------------------------
                            Without Sales Charge       With Sales Charge
              1 Year               18.89%                   14.89%
              5 Year                5.18%                    5.18%
     Since Inception*               7.55%                    7.55%
           SEC Yield**              4.07%

Class C Shares
-------------------------------------------------------------------------------
                            Without Sales Charge       With Sales Charge
              1 Year               18.74%                   17.74%
              5 Year                5.18%                    5.18%
     Since Inception*               7.38%                    7.38%
           SEC Yield**              4.09%

AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2003)

                                   Class A     Class B      Class C
-------------------------------------------------------------------------------
              1 Year               15.68%       15.92%      18.91%
              5 Year                5.17%        5.34%       5.34%
     Since Inception*               7.65%        7.64%       7.49%


The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund invests a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and 35% of its assets in lower-rated securities which may present greater risk. In an effort to increase yield, the Fund can use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Inception date: 1/9/96, Class A shares; 3/21/96, Class B and Class C shares.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended October 31, 2003.


-------------------------------------------------------------------------------
6 o AllianceBernstein Global Strategic Income Trust


PORTFOLIO OF INVESTMENTS
October 31, 2003

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------
Argentina-0.7%
Government Obligation-0.7%
Republic of Argentina
   1.16%, 8/03/12(a)
   (cost $1,224,918)                             US$       2,200   $  1,303,500
                                                                   ------------
Australia-0.1%
Corporate Debt Obligation-0.1%
Commonwealth Bank of Australia
   4.65%, 6/15/18(b)
   (cost $149,166)                                           150        142,137
                                                                   ------------
Brazil-4.8%
Government Obligations-4.8%
Banco Nacional de Desenvolvimento
Economico e Social
   6.50%, 6/15/06(b)                                          75         76,500
Brazil Real Structured Product
   Zero Coupon, 4/05/10(a)                                22,734      2,212,653
Federal Republic of Brazil
   8.00%, 4/15/14(a)                                         770        720,606
   11.25%, 7/26/07(a)                                      1,150      1,273,625
   12.00%, 4/15/10(a)                                      2,100      2,367,750
   14.50%, 10/15/09(a)                                     1,475      1,820,150
                                                                   ------------
Total Brazilian Securities
   (cost $6,160,338)                                                  8,471,284
                                                                   ------------
Canada-4.2%
Corporate Debt Obligations-1.1%
Abitibi-Consolidated, Inc.
   6.00%, 6/20/13(a)                                       1,275      1,193,353
Bombardier, Inc.
   6.75%, 5/01/12(b)                                          85         90,737
Doman Industries, Ltd.
   12.00%, 7/01/04(a)                                        400        422,000
Intrawest Corp.
   10.50%, 2/01/10(a)                                        250        275,937
                                                                   ------------
                                                                      1,982,027
                                                                   ------------
Government Obligation-3.1%
Canada Housing Trust
   4.40%, 3/15/08(a)                             CAD       6,918      5,315,700
                                                                   ------------
Total Canadian Securities
   (cost $7,362,918)                                                  7,297,727
                                                                   ------------


------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 7


                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
Cayman Islands-0.2%
Preferred Stock-0.2%
ACE Ltd. Series C
   7.80%, 12/31/49(a)
   (cost $325,000)                                        13,000   $    346,450
                                                                   ------------
Chile-1.2%
Government Obligation-1.2%
Banco Central Chile Peso
   8.00%, 9/01/07(a)
   (cost $1,749,659)                             CLP   1,200,000      2,090,112
                                                                   ------------
Colombia-0.7%
Government Obligations-0.7%
Republic of Colombia
   9.75%, 4/23/09(a)                             US$         150        161,475
   11.75%, 2/25/20(a)                                      1,000      1,145,000
                                                                   ------------
Total Colombian Securities
   (cost $1,107,551)                                                  1,306,475
                                                                   ------------
Denmark-0.3%
Corporate Debt Obligations-0.3%
Danske Bank A/S
   5.88%, 3/26/15(a)
   (cost $458,670)                               EUR         440        551,420
                                                                   ------------
El Salvador-0.2%
Government Obligation-0.2%
Republic of El Salvador
   7.75%, 1/24/23(b)
   (cost $249,194)                               US$         250        257,875
                                                                   ------------
France-10.2%
Corporate Debt Obligations-0.5%
Crown European Holdings SA
   10.88%, 3/01/13(b)                                        525        601,125
FIMEP SA
   10.50%, 2/15/13(a)(b)                                     305        356,850
                                                                   ------------
                                                                        957,975
                                                                   ------------
Government Obligation-9.7%
Government of France
   4.00%, 10/25/13(a)                            EUR      15,000     16,923,347
                                                                   ------------
Total French Securities
   (cost $18,180,512)                                                17,881,322
                                                                   ------------


------------------------------------------------------------------------------
8 o AllianceBernstein Global Strategic Income Trust


                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
Germany-4.3%
Corporate Debt Obligations-0.4%
Kronos International, Inc.
   8.88%, 6/30/09(a)                             EUR         250   $    303,024
Messer Griesheim GmbH
   10.38%, 6/01/11(a)                                        300        404,515
                                                                   ------------
                                                                        707,539
                                                                   ------------
Government Obligations-3.9%
Bundesobligation
   4.50%, 8/17/07(a)                                       1,297      1,563,978
Deutsche Bundesrepublik
   5.00%, 1/04/12(a)                                       4,095      5,022,419
   5.38%, 1/04/10(a)                                         200        250,857
                                                                   ------------
                                                                      6,837,254
                                                                   ------------
Total German Securities
   (cost $7,205,775)                                                  7,544,793
                                                                   ------------
Greece-0.4%
Corporate Debt Obligation-0.4%
Antenna TV SA
   9.75%, 7/01/08(a)
   (cost $463,766)                                           540        620,083
                                                                   ------------
Ireland-0.2%
Corporate Debt Obligation-0.2%
JSG Funding Plc.
   10.13%, 10/01/12(a)(b)
   (cost $294,720)                                           300        384,507
                                                                   ------------
Italy-1.3%
Corporate Debt Obligation-1.3%
Banca Popolare di Bergamo Capital Trust
   8.36%, 2/15/11(a)
   (cost $1,645,595)                                       1,735      2,304,430
                                                                   ------------
Japan-0.1%
Corporate Debt Obligation-0.1%
UFJ Finance Aruba AEC
   6.75%, 7/15/13(a)
   (cost $99,545)                                US$         100        104,881
                                                                   ------------
Kazakhstan-0.7%
Corporate Debt Obligation-0.7%
Kazkommerts International BV
   8.50%, 4/16/13(b)
   (cost $1,269,236)                                       1,300      1,293,500
                                                                   ------------


------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 9


                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
Luxembourg-0.6%
Corporate Debt Obligations-0.6%
Antargaz Finance
   10.00%, 7/15/11(b)                            EUR        200    $    259,818
PTC International Finance II SA
   11.25%, 12/01/09(a)                           US$        250         274,375
Sanitec International SA
   9.00%, 5/15/12(a)                             EUR        175         190,803
Tyco International Group SA
   6.50%, 11/21/11(a)                            GBP        170         281,843
                                                                   ------------
Total Luxembourg Securities
   (cost $925,687)                                                    1,006,839
                                                                   ------------
Mexico-5.4%
Corporate Debt Obligations-0.6%
Innova S. de R.L.
   9.38%, 9/19/13(a)(c)                          US$         805        815,063
   12.88%, 4/01/07(a)                                        282        287,232
                                                                   ------------
                                                                      1,102,295
                                                                   ------------
Government Obligations-4.8%
Mexican Bonos
   9.00%, 12/20/12(a)                            MXN      7,4917         17,470
   10.50%, 7/14/11(a)                                     22,636      2,354,831
United Mexican States
   11.38%, 9/15/16(a)                            US$       3,800      5,358,000
                                                                   ------------
                                                                      8,430,301
                                                                   ------------
Total Mexican Securities
   (cost $8,338,904)                                                  9,532,596
                                                                   ------------
Netherlands-0.6%
Common Stock-0.0%
Versatel Telecom International NV(a)(c)                   32,931         75,630
                                                                   ------------
Corporate Debt Obligation-0.6%
Koniklijke (Royal) KPN NV
   3.50%, 11/24/05(a)                            EUR         860        998,761
                                                                   ------------
Preferred Stock-0.0%
United Pan-Europe Communications NV
   convertible preferred(c)(d)                            30,000         22,200
                                                                   ------------
Warrants-0.0%
Versatel Telecom International NV
   expiring 10/08/04(a)(c)                                32,931          7,257
                                                                   ------------
Total Dutch Securities
   (cost $3,805,508)                                                  1,103,848
                                                                   ------------


------------------------------------------------------------------------------
10 o AllianceBernstein Global Strategic Income Trust


                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
New Zealand-2.6%
Government Obligation-2.6%
Government of New Zealand
   6.50%, 2/15/06(a)
   (cost $4,600,473)                             NZD       7,390   $  4,597,489
                                                                   ------------
Poland-1.5%
Government Obligation-1.5%
Government of Poland
   8.50%, 2/12/05(a)
   (cost $2,641,738)                             PLN      10,000      2,539,072
                                                                   ------------
Romania-0.6%
Corporate Debt Obligation-0.6%
MobiFon Holdings BV
   12.50%, 7/31/10(b)
   (cost $963,312)                               US$         980      1,085,350
                                                                   ------------
Russia-6.2%
Corporate Debt Obligation-0.1%
Tyumen Oil
   11.00%, 11/06/07(b)                                       150        172,425
                                                                   ------------
Government Obligations-6.1%
Russian Federation
   5.00%, 3/31/30(b)(e)                                    7,750      7,219,125
   5.00%, 3/31/30(b)(e)                                    1,050        978,075
Russian Ministry of Finance
   3.00%, 5/14/06(a)                                       2,500      2,406,250
                                                                   ------------
                                                                     10,603,450
                                                                   ------------
Total Russian Securities
   (cost $6,074,413)                                                 10,775,875
                                                                   ------------
Slovakia-0.2%
Corporate Debt Obligation-0.2%
Slovak Wireless Finance Co. NV
   11.25%, 3/30/07(a)
   (cost $309,305)                               EUR         300        379,461
                                                                   ------------
South Africa-7.4%
Corporate Debt Obligations-7.4%
Development Bank of Southern Africa
   Zero Coupon, 12/31/27(a)                      ZAR      50,000        831,216
European Bank for Reconstruction &
Development
   Zero Coupon, 12/31/29(a)                               50,000        965,517


------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 11


                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
International Bank for Reconstruction &
   Development
   Zero Coupon, 12/31/25(a)                      ZAR     350,000   $  8,176,915
   Zero Coupon, 2/17/26(a)                                50,000      1,163,122
   Zero Coupon, 12/29/28(b)                              250,000      1,822,141
                                                                   ------------
Total South African Securities
   (cost $12,045,657)                                                12,958,911
                                                                   ------------
Spain-3.3%
Government Obligation-3.3%
Government of Spain
   4.25%, 10/31/07(a)
   (cost $5,869,677)                             EUR      4,800       5,741,149
                                                                   ------------
Turkey-0.1%
Government Obligation-0.1%
Republic of Turkey
   11.88%, 1/15/30(a)
   (cost $173,624)                               US$        150         187,875
                                                                   ------------
Ukraine-1.1%
Government Obligation-1.1%
Government of Ukraine
   7.65%, 6/11/13(b)
   (cost $2,000,000)                                       2,000      1,992,500
                                                                   ------------
United Kingdom-4.1%
Corporate Debt Obligations-3.9%
Avecia Group Plc.
   11.00%, 7/01/09(a)                                        500        467,500
British Telecommunications Plc.
   8.63%, 12/15/30(a)                                      1,000      1,292,216
Filtronic Plc.
   10.00%, 12/01/05(a)                                       500        515,000
mmO2 Plc.
   6.38%, 1/25/07(a)                             EUR         820      1,020,768
Rexam Plc.
   6.63%, 3/27/07(a)                                         810      1,006,354
Royal & Sun Alliance Insurance
Group Plc.
   8.95%, 10/15/29(a)                            US$         305        281,658
Royal Bank of Scotland Group Plc.
   7.65%, 9/30/31(a)                                       1,875      2,228,724
                                                                   ------------
                                                                      6,812,220
                                                                   ------------


------------------------------------------------------------------------------
12 o AllianceBernstein Global Strategic Income Trust


                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
Preferred Stock-0.2%
HSBC Capital Funding LP
   4.61%, 6/27/13(a)(b)                                  370,000   $    344,447
Royal Bank of Scotland Group Plc.
   5.75%, 6/23/08(a)                                       3,700         89,910
                                                                   ------------
                                                                        434,357
                                                                   ------------
Total United Kingdom Securities
   (cost $6,402,147)                                                  7,246,577
                                                                   ------------
United States-38.8%
Corporate Debt Obligations-24.3%
AK Steel Corp.
   7.88%, 2/15/09(a)                             US$         605        426,525
Allied Waste North America Series B
   10.00%, 8/01/09(a)                                        500        546,250
Anchor Glass Container Corp.
   11.00%, 2/15/13(b)                                        455        520,975
AT&T Corp.
   7.80%, 11/15/11(a)                                        100        113,533
Berry Plastics Corp.
   10.75%, 7/15/12(a)                                        485        548,050
Broder Brothers Co.
   11.25%, 10/15/10(a)(b)                                  1,095      1,127,850
Calpine Corp.
   8.50%, 7/15/10(b)                                         500        460,000
Charter Communications Holdings LLC
   11.75%, 5/15/11(a)(f)                                     585        346,612
CITGO Petroleum Corp.
   11.38%, 2/01/11(b)                                        500        567,500
Clear Channel Communications, Inc.
   5.75%, 1/15/13(a)                                         200        207,483
Comcast Cable Communications
Holdings, Inc.
   8.38%, 3/15/13(a)                                         440        532,950
Concentra Operating Corp.
   13.00%, 8/15/09(a)                                        405        451,575
Cooperative Computing, Inc.
   10.50%, 6/15/11(a)(b)                                     490        531,650
Crum & Forster Holdings Corp
   10.38%, 6/15/13(b)                                        240        259,200
Dana Corp.
   10.13%, 3/15/10(a)                                        210        238,350
Delhaize America, Inc.
   8.05%, 4/15/27(a)                                         860        870,750
Devon Financing Corp. ULC
   7.88%, 9/30/31(a)                                       3,000      3,560,799
Dex Media East LLC
   9.88%, 11/15/09(a)                                        200        227,500
   12.13%, 11/15/12(a)                                       205        248,306
Dex Media West LLC
   8.50%, 8/15/10(a)(b)                                      120        131,400
   9.88%, 8/15/13(a)(b)                                      460        525,550


------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 13


                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
Dobson Communications Corp.
   8.88%, 10/01/13(a)(b)                         US$         270   $    275,400
Dura Operating Corp. Series D
   9.00%, 5/01/09(a)                                         400        368,000
EOP Operating LP
   5.88%, 1/15/13(a)                                         250        260,543
Euronet Worldwide, Inc.
   12.38%, 7/01/06(a)                            EUR       3,573      1,610,397
Extended Stay America, Inc.
   9.88%, 6/15/11(a)                             US$         170        187,850
FairPoint Communications, Inc.
   11.88%, 3/01/10(b)                                        145        170,375
FastenTech, Inc.
   11.50%, 5/01/11(b)                                        255        271,575
Ford Motor Co.
   7.45%, 7/16/31(a)                                         292        263,020
Ford Motor Credit Co.
   7.00%, 10/01/13(a)                                        100         98,477
General Electric Capital Corp.
   6.88%, 11/15/10(a)                                        520        594,704
General Motors Corp.
   7.13%, 7/15/13(a)                                         230        239,762
   8.38%, 7/15/33(a)                                         200        211,610
General Motors Acceptance Corp.
   8.00%, 11/01/31(a)                                         98        101,069
Georgia Gulf Corp.
   10.38%, 11/01/07(a)                                       285        301,387
HCA, Inc.
   6.25%, 2/15/13(a)                                          70         69,338
   6.75%, 7/15/13(a)                                         100        102,599
   7.50%, 11/06/33                                           300        299,574
   7.58%, 9/15/25(a)                                          65         65,025
   7.69%, 6/15/25(a)                                          15         15,260
Hilcorp Energy I LP
   10.50%, 9/01/10(a)(b)                                     750        810,000
Hines Nurseries, Inc.
   10.25%, 10/01/11(a)(b)                                    330        354,750
HLI Operating Co., Inc.
   10.50%, 6/15/10(b)                                        200        219,000
Houghton Mifflin Co.
   9.88%, 2/01/13(b)                                         175        190,094
Household Finance Corp.
   7.00%, 5/15/12(a)                                         492        559,665
Huntsman International LLC
   10.13%, 7/01/09(a)                                        500        478,750
IBM Corp.
   4.75%, 11/29/12(a)                                        700        701,256
Insight Communications Co., Inc.
   12.25%, 2/15/11(a)(f)                                     580        408,900
Insight Midwest LP/Insight Capital
   9.75%, 10/01/09(a)                                        500        512,500


------------------------------------------------------------------------------
14 o AllianceBernstein Global Strategic Income Trust


                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
Interline Brands, Inc.
   11.50%, 5/15/11(b)                            US$         250   $    271,250
Iridium LLC/Capital Corp. Series B
   14.00%, 7/15/05(a)((g)                                  2,000        190,000
Jabil Circuit, Inc.
   5.88%, 7/15/10(a)                                         100        103,451
Jostens, Inc.
   12.75%, 5/01/10(a)                                        500        582,500
JP Morgan Chase & Co.
   5.75%, 1/02/13(a)                                         900        946,330
Liberty Mutual
   8.50%, 5/15/25(b)                                         100        101,300
Markel Corp.
   7.00%, 5/15/08(a)                                         179        192,937
MeadWestvaco Corp.
   6.85%, 4/01/12(a)                                         300        330,782
MeriStar Hospitality Corp.
   9.13%, 1/15/11(a)                                         250        265,625
Mizuho JGB Investment LLC
   9.87%, 6/30/08(b)                                         348        386,776
National Waterworks, Inc. Series B
   10.50%, 12/01/12(a)                                       200        225,000
Nextel Partners, Inc.
   12.50%, 11/15/09(a)                                       500        582,500
ON Semiconductor Corp.
   12.00%, 5/15/08(a)(f)                                     600        699,000
Paxson Communications Corp.
   12.25%, 1/15/09(a)(f)                                     265        223,925
PF Export Receivables Master Trust
   6.44%, 6/01/15(b)                                         487        480,809
Pliant Corp.
   13.00%, 6/01/10(a)                                        395        379,200
Progress Energy, Inc.
   7.75%, 3/01/31(a)                                       2,600      3,048,100
Qwest Corp.
   8.88%, 3/15/12(b)                                         100        113,500
Qwest Services Corp.
   13.50%, 12/15/10(b)                                       150        175,875
Resolution Performance Products LLC
   13.50%, 11/15/10(a)                                       300        285,000
RH Donnelley Finance Corp. I
   10.88%, 12/15/12(b)                                       305        365,238
Rite Aid Corp.
   11.25%, 7/01/08(a)                                        200        226,000
Riviera Holdings Corp.
   11.00%, 6/15/10(a)                                        240        246,000
RJ Tower Corp.
   9.25%, 8/01/10(a)                             EUR         500        503,107
Royal Caribbean Cruises, Ltd.
   8.75%, 2/02/11(a)                             US$         250        280,000

------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 15


                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
Salton, Inc.
   12.25%, 4/15/08(a)                            US$         250   $    247,500
SCG Holding Corp.
   12.00%, 8/01/09(a)                                        190        203,300
Sealy Mattress Co. Series B
   9.88%, 12/15/07(a)                                        500        518,750
Sears Roebuck Acceptance Corp.
   6.88%, 10/15/17(a)                                         64         74,294
Service Corp. International
   6.00%, 12/15/05(a)                                        150        151,875
Six Flags, Inc.
   9.75%, 4/15/13(b)                                         250        246,250
Sola International, Inc.
   11.00%, 3/15/08(a)                            EUR         300        389,726
Sovereign Bank
   5.13%, 3/15/13(a)                             US$          60         58,835
Sprint Capital Corp.
   8.38%, 3/15/12(a)                                         200        228,714
Swift & Co.
   10.13%, 10/01/09(b)                                       500        565,000
The Limited Brands, Inc.
   6.95%, 3/01/33(a)                                         500        541,387
Time Warner, Inc.
   7.70%, 5/01/32(a)                                         200        226,819
Time Warner Telecom, Inc.
   10.13%, 2/01/11(a)                                        730        761,025
Trump Casino Holdings LLC
   11.63%, 3/15/10                                           260        230,425
TRW Automotive, Inc.
   9.38%, 2/15/13(b)                                         250        285,000
   11.00%, 2/15/13(b)                                        250        296,250
Union Carbide Corp.
   6.79%, 6/01/25(a)                                         100         97,000
Universal City Development Partners
   11.75%, 4/01/10(b)                                        505        586,431
Vail Resorts, Inc.
   8.75%, 5/15/09(a)                                         100        105,625
Verizon Global Funding Corp.
   7.38%, 9/01/12(a)                                         220        252,802
   7.75%, 12/01/30(a)                                      1,000      1,161,756
   7.75%, 6/15/32(a)                                         300        349,062
Washington Mutual Bank FA
   5.50%, 1/15/13(a)                                         500        512,755
William Lyon Homes, Inc.
   10.75%, 4/01/13(a)                                        250        278,750
William Scotsman, Inc.
   9.88%, 6/01/07(a)                                         500        510,000
Williams Cos., Inc. Series A
   7.50%, 1/15/31(a)                                         250        236,250
                                                                   ------------
                                                                     42,503,474
                                                                   ------------

------------------------------------------------------------------------------
16 o AllianceBernstein Global Strategic Income Trust


                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
U.S. Government and Government
Sponsored Agency Obligations-13.0%
Federal National Mortgage Association
30 YR TBA
   5.50%, 11/25/33                               US$       6,700   $  6,762,813
   6.00%, 11/25/33                                         7,500      7,701,563
U.S. Treasury Bonds
   5.38%, 2/15/31(a)                                         693        716,362
U.S. Treasury Notes
   1.88%, 7/15/13 (TIPS)(a)                                5,070      5,057,801
   3.88%, 2/15/13(a)                                       2,606      2,534,233
   4.25%, 8/15/13(a)                                          89         88,666
                                                                   ------------
                                                                     22,861,438
                                                                   ------------
Preferred Stocks-1.5%
CBA Capital Trust I
   5.81%, 6/30/15(b)                                     300,000        306,676
Cablevision Systems New York Group
Series M
   11.13%, 4/01/08(a)                                      5,000        525,000
Enterprise Capital Trust II Series B
   2.36%, 6/30/28                                        500,000        407,782
Ford Motor Co. Capital Trust II
   6.50%, 1/15/32(a)                                      11,005        511,182
Paxson Communications
   13.25%, 11/15/06(a)                                        31        291,400
Sovereign Real Estate Investment Corp.
   12.00%, 5/16/20(b)                                    400,000        597,000
                                                                   ------------
                                                                      2,639,040
                                                                   ------------
Total United States Securities
   (cost $64,186,837)                                                68,003,952
                                                                   ------------
Uruguay-0.4%
Government Obligation-0.4%
Republic of Uruguay
   10.50%, 10/20/06 (TIPS)(a)
   (cost $604,113)                               UYU      16,884        608,363
                                                                   ------------
Venezuela-1.1%
Government Obligation-1.1%
Republic of Venezuela
   9.25%, 9/15/27(a)
   (cost $1,562,584)                             US$       2,350      1,891,750
                                                                   ------------
SHORT-TERM INVESTMENT-2.1%
Repurchase Agreement-2.1%
Deutsche Bank
   1.02%, dated 10/31/03, due 11/03/03
   in the amount of $3,600,000
   (cost $3,600,000; collateralized by
   $3,660,000 FNMA, 1.0%, due 9/10/04,
   value $3,600,306)                                       3,600      3,600,000
                                                                   ------------


------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 17


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-105.7%
   (cost $172,050,542)                                             $185,152,103
Other assets less liabilities-(5.7%)                                (10,037,021)
                                                                   ------------
Net Assets-100%                                                    $175,115,082
                                                                   ============

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                                  U.S. $
                                 Contract       Value on            U.S. $            Unrealized
                                  Amount       Origination         Current          Appreciation/
                                   (000)           Date             Value          (Depreciation)
------------------------------------------------------------------------------------------------

Buy Contracts

Australian Dollar,
   settling 12/17/03               2,638      $ 1,806,903       $ 1,858,536           $51,633
Mexican Peso,
   settling 11/19/03               8,818          790,809           796,198             5,389
New Zealand Dollar,
   settling 11/04/03               7,559        4,633,870         4,629,334            (4,536)

Sale Contracts

British Pound,
   settling 11/10/03                 700        1,160,015         1,187,723           (27,708)
Canadian Dollar,
   settling 11/21/03               7,175        5,403,165         5,432,173           (29,008)
Euro,
   settling 11/25/03              33,924       39,628,150        39,323,946           304,204
Mexican Peso,
   settling 11/19/03              30,991        2,817,448         2,798,208            19,240
New Zealand Dollar,
   settling 11/04/03-12/04/03     15,888        9,420,325         9,714,307          (293,982)
Polish Zloty,
   settling 12/02/03               9,164        2,294,877         2,265,551            29,326
Swedish Krona,
   settling 12/29/03               3,697          477,505           471,687             5,818
South African Rand,
   settling 11/06/03              82,782       11,939,425        12,013,235           (73,810)



FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                                  Value at
               Number of       Expiration       Original         October 31,        Unrealized
   Type        Contracts         Month           Value              2003           Depreciation
------------------------------------------------------------------------------------------------
U.S. Treasury
   Note 10 Yr                   December
   Futures        50                2003      $ 5,451,726       $ 5,614,844         $(163,118)
U.S. Treasury
   Note 10 Yr                   December
   Futures       150                2003       16,620,703        16,844,531          (223,828)
U.S. Treasury
   Note 10 Yr                   December
   Futures        20                2003        2,235,000         2,245,938           (10,938)
                                                                                    ---------
                                                                                    $(397,884)
                                                                                    =========


-------------------------------------------------------------------------------
18 o AllianceBernstein Global Strategic Income Trust


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                  Notional                Payments     Payments     Unrealized
     Swap          Amount   Termination    made by    received by  Appreciation/
 Counterparty      (000)       Date       the Fund     the Fund   (Depreciation)
------------------------------------------------------------------------------
Deutsche Banc   MXN 46,500   12/01/03      5.65%*      12.30%        $23,295
Deutsche Banc   MXN 46,500   12/01/03      9.56%        5.65%*       (14,381)
Deutsche Banc   MXN 46,500   1/12/07       5.10%*      10.35%        370,747
Deutsche Banc   MXN 46,500   1/12/07       9.90%        5.10%*      (316,756)

* Variable rates are based on the Interbank equilibrium interest rate for Mexican Pesos


(a) Positions, or a portion thereof, with an aggregate market value of $138,041,289 have been segregated to collateralize forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, the aggregate market value of these securities amounted to $29,084,849 or 16.6% of net assets.

(c)  Non-income producing security.

(d)  Restricted and illiquid security, valued at fair value. (See Notes A & G)

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate was in effect at October 31, 2003.

(f) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)  Security is in default and is non-income producing.

     Glossary of Terms:

     FNMA - Federal National Mortgage Association

     TBA - (To Be Assigned) Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

     TIPS  - Treasury Inflation Protected Security

     Currency Abbreviations:

     CAD  - Canadian Dollar

     CLP  - Chilean Peso

     EUR  - Euros

     GBP  - Great British Pound

     MXN  - Mexican Peso

     NZD  - New Zealand Dollar

     PLN  - Polish Zloty

     US$  - United States Dollar

     UYU  - Uruguayan Peso

     ZAR  - South African Rand

     See notes to financial statements.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 19


STATEMENT OF ASSETS & LIABILITIES
October 31, 2003

Assets
Investments in securities, at value (cost $172,050,542)          $ 185,152,103
Cash                                                                   721,706
Foreign cash, at value (cost $713,031)                                 735,306
Interest receivable                                                  2,595,411
Receivable for investment securities sold                            1,131,959
Receivable for capital stock sold                                      505,892
Unrealized appreciation of forward exchange
  currency contracts                                                   415,610
Unrealized appreciation of interest rate swap contracts                394,042
Receivable for variation margin on futures contracts                   254,375
Receivable from Adviser                                                 38,824
                                                                 -------------
Total assets                                                       191,945,228
                                                                 -------------
Liabilities
Payable for investment securities purchased                         14,859,056
Payable for capital stock redeemed                                     443,886
Unrealized depreciation of forward exchange
  currency contracts                                                   429,044
Unrealized depreciation of interest rate swap contracts                331,137
Dividends payable                                                      279,701
Distribution fee payable                                               126,390
Advisory fee payable                                                   116,460
Accrued expenses and other liabilities                                 244,472
                                                                 -------------
Total liabilities                                                   16,830,146
                                                                 -------------
Net Assets                                                       $ 175,115,082
                                                                 =============
Composition of Net Assets
Capital stock, at par                                                  $20,241
Additional paid-in capital                                         211,835,705
Distributions in excess of net investment income                    (1,620,028)
Accumulated net realized loss on investment and
  foreign currency transactions                                    (47,867,016)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities               12,746,180
                                                                 -------------
                                                                 $ 175,115,082
                                                                 =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($37,042,897/4,282,130 shares of capital stock
  issued and outstanding)                                                $8.65
Sales charge--4.25% of public offering price                               .38
                                                                         -----
Maximum offering price                                                   $9.03
                                                                         =====
Class B Shares
Net asset value and offering price per share
  ($115,414,139/13,340,534 shares of capital stock
  issued and outstanding)                                                $8.65
                                                                         =====
Class C Shares
Net asset value and offering price per share
  ($21,175,414/2,446,747 shares of capital stock
  issued and outstanding)                                                $8.65
                                                                         =====
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($1,482,632/171,429 shares of capital stock
  issued and outstanding)                                                $8.65
                                                                         =====


See notes to financial statements.


-------------------------------------------------------------------------------
20 o AllianceBernstein Global Strategic Income Trust


STATEMENT OF OPERATIONS
Year Ended October 31, 2003

Investment Income
Interest (net of foreign taxes withheld
  of $6,455)                                       $14,819,253
Dividends                                              185,999     $15,005,252
                                                   -----------
Expenses
Advisory fee                                         1,385,012
Distribution fee--Class A                              122,519
Distribution fee--Class B                            1,209,869
Distribution fee--Class C                              213,701
Custodian                                              307,911
Transfer agency                                        271,029
Administrative                                         141,000
Audit and legal                                        134,677
Printing                                                78,546
Registration                                            56,478
Directors' fees                                         19,400
Miscellaneous                                           19,909
                                                   -----------
Total expenses                                       3,960,051
Less: expense offset arrangement
  (see Note B)                                            (408)
                                                   -----------
Net expenses                                                         3,959,643
                                                                   -----------
Net investment income                                               11,045,609
                                                                   -----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                            2,248,606
  Futures contracts                                                   (319,950)
  Swap contracts                                                        23,030
  Foreign currency transactions                                     (5,040,108)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       22,853,183
  Futures contracts                                                   (397,885)
  Swap contracts                                                       (33,063)
  Foreign currency denominated assets
    and liabilities                                                  1,347,442
                                                                   -----------
Net gain on investment and foreign
  currency transactions                                             20,681,255
Contribution from Adviser                                               38,824
                                                                   -----------
Net Increase in Net Assets from
  Operations                                                       $31,765,688
                                                                   ===========

See notes to financial statements.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 21


STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended      Year Ended
                                                  October 31,      October 31,
                                                      2003            2002
                                                 =============   =============
Increase (Decrease) in Net Assets
from Operations
Net investment income                            $  11,045,609   $  15,448,951
Net realized loss on investment and
  foreign currency transactions                     (3,088,422)    (28,192,388)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                23,769,677      10,737,692
Contribution from Adviser                               38,824              -0-
                                                 -------------   -------------
Net increase (decrease) in net assets
from operations                                     31,765,688      (2,005,745)
Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (1,584,457)     (3,093,358)
  Class B                                           (4,213,150)     (8,031,811)
  Class C                                             (742,218)     (1,568,284)
  Advisor Class                                        (59,467)        (91,992)
Tax return of capital
  Class A                                           (1,254,965)       (745,844)
  Class B                                           (3,337,017)     (1,936,563)
  Class C                                             (587,872)       (378,132)
  Advisor Class                                        (47,101)        (22,180)
Capital Stock Transactions
Net decrease                                       (22,455,677)    (53,494,261)
                                                 -------------   -------------
Total decrease                                      (2,516,236)    (71,368,170)
Net Assets
Beginning of period                                177,631,318     248,999,488
                                                 -------------   -------------
End of period                                    $ 175,115,082   $ 177,631,318
                                                 =============   =============



See notes to financial statements.


-------------------------------------------------------------------------------
22 o AllianceBernstein Global Strategic Income Trust


NOTES TO FINANCIAL STATEMENTS
October 31, 2003


NOTE A

Significant Accounting Policies

AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund"), formerly Alliance Global Strategic Income Trust, Inc., was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 23


asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and


-------------------------------------------------------------------------------
24 o AllianceBernstein Global Strategic Income Trust


liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities as adjustments to interest income for financial reporting purposes only.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.90%, 2.60%, 2.60% and 1.60% of the average daily net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 2003, there were no fees waived by the Adviser.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 25


During the year ended October 31, 2003, the Fund engaged in various interest rate swap transactions. The Adviser became aware of an interest rate swap that was priced incorrectly during the fiscal year that caused the Fund's net assets to be overstated by $633,512 at fiscal year end. The Fund's Adviser has agreed to reimburse the Fund for $38,824, which represents the net loss incurred as a result of this overstatement. The financial statements reflect the corrected valuation of the interest rate swap as well as the receivable from the Adviser.

Pursuant to the Advisory Agreement, the Fund paid $141,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $148,532, for the year ended October 31, 2003.

For the year ended October 31, 2003, the Fund's expenses were reduced by $408 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,739 from the sale of Class A shares and received $14,963, $272,075 and $8,108 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2003.

Brokerage commissions paid on investment transactions for the year ended October 31, 2003 amounted to $817, none of which was paid to Sanford C.Bernstein &Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reim


-------------------------------------------------------------------------------
26 o AllianceBernstein Global Strategic Income Trust


bursed by the Fund in the amount of $9,528,039 and $1,310,157 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2003, were as follows:

                                                   Purchases         Sales
                                                 =============   =============
Investment securities (excluding
  U.S. government securities)                     $211,370,055    $232,450,598
U.S. government securities                          65,221,384      83,224,943

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts and swap contracts) are as follows:

Cost                                                              $172,437,034
                                                                  ============
Gross unrealized appreciation                                     $ 18,777,477
Gross unrealized depreciation                                       (6,062,408)
                                                                  ------------
Net unrealized appreciation                                       $ 12,715,069
                                                                  ============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 27


2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call



-------------------------------------------------------------------------------
28 o AllianceBernstein Global Strategic Income Trust


option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

4. Interest Rate Swap Agreements

The Fund may enter into currency and interest rate swap agreements to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swap contracts are included in net realized gain or loss on investment transactions.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 29


NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,976,832     1,483,284     $25,341,854     $11,960,454
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          209,541       289,896       1,769,520       2,358,008
-------------------------------------------------------------------------------
Shares converted
  from Class B           178,205       122,558       1,514,848         997,518
-------------------------------------------------------------------------------
Shares redeemed       (4,070,066)   (3,751,022)    (34,486,726)    (30,421,849)
-------------------------------------------------------------------------------
Net decrease            (705,488)   (1,855,284)    $(5,860,504)   $(15,105,869)
-------------------------------------------------------------------------------
Class B
Shares sold            1,970,943     2,121,171     $16,670,477     $17,457,066
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          345,826       553,298       3,082,283       4,503,158
-------------------------------------------------------------------------------
Shares converted
  to Class A            (178,206)     (122,611)     (1,514,848)       (997,518)
-------------------------------------------------------------------------------
Shares redeemed       (3,975,274)   (6,005,035)    (33,641,565)    (48,803,169)
-------------------------------------------------------------------------------
Net decrease          (1,836,711)   (3,453,177)   $(15,403,653)   $(27,840,463)
-------------------------------------------------------------------------------
Class C
Shares sold              651,156       497,879      $5,618,834      $4,114,271
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           59,400       116,034         501,400         948,153
-------------------------------------------------------------------------------
Shares redeemed         (860,429)   (1,937,486)     (7,273,879)    (15,738,076)
-------------------------------------------------------------------------------
Net decrease            (149,873)   (1,323,573)    $(1,153,645)   $(10,675,652)
-------------------------------------------------------------------------------
Advisor Class
Shares sold                7,054        19,343         $58,809        $159,174
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           10,173        12,739          87,822         104,101
-------------------------------------------------------------------------------
Shares redeemed          (21,153)      (16,894)       (184,506)       (135,552)
-------------------------------------------------------------------------------
Net increase
  (decrease)              (3,926)       15,188        $(37,875)       $127,723
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
30 o AllianceBernstein Global Strategic Income Trust


NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2003.

NOTE G

Restricted Security

                                                 Date Acquired     U.S. $ Cost
                                                 =============   =============
United Pan Europe Communications
  convertible preferred                               11/29/00   $   3,000,000

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at October 31, 2003 was $22,200 representing 0.01% of net assets.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 31


NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 were as follows:

                                                     2003            2002
                                                =============   =============
Distributions paid from:
  Ordinary income                                  $6,599,292     $13,005,233
                                                -------------   -------------
Total taxable distributions                         6,599,292      13,005,233
Tax return of capital                               5,226,955       3,082,719
                                                -------------   -------------
Total distributions paid                          $11,826,247     $16,087,952(a)
                                                =============   =============

As of October 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                            $(49,261,495)(b)
Unrealized appreciation/(depreciation)                            12,800,332 (c)
                                                               -------------
Total accumulated earnings/(deficit)                            $(36,461,163)
                                                               =============

(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2003, the Fund had a net capital loss carryforward of $48,074,742 of which $1,683,961 expires in the year 2007, $2,393,347 expires in the year 2008, $20,176,263 expires in the year 2009 and $23,821,171 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $441,584. For the year ended October 31, 2003, the cumulative deferred loss on straddles was $1,186,753.

(c) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, tax return of capital, the tax treatment of bond premium and the tax treatment of foreign currency gains and losses, resulted in a net decrease in distributions in excess of net investment income, a decrease in accumulated net realized loss on investments and foreign currency transactions, and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Man-


-------------------------------------------------------------------------------
32 o AllianceBernstein Global Strategic Income Trust


agement L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

A special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, more than thirty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters more fully discussed in the note entitled "Subsequent Events" below, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 33


Note J

Subsequent Events

On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

  (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to the market timing relationships described in the SEC Order (i.e., relationships Alliance Capital maintained with some investors who were permitted to engage in market timing trades in some of the AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees). According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

  (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.



-------------------------------------------------------------------------------
34 o AllianceBernstein Global Strategic Income Trust


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Class A
                                            ---------------------------------------------------------------
                                                              Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2003         2002(a)      2001         2000         1999
                                            ---------------------------------------------------------------
Net asset value,
  beginning of period                          $7.75        $8.43        $9.53        $9.91       $10.18
                                            ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)                         .55          .63          .78          .83          .94
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .93         (.67)        (.90)        (.22)        (.22)
                                            ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                    1.48         (.04)        (.12)         .61          .72
                                            ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.29)        (.52)        (.71)        (.83)        (.94)
Distributions in excess of
  net investment income                           -0-          -0-          -0-        (.16)        (.05)
Tax return of capital                           (.29)        (.12)        (.27)          -0-          -0-
                                            ---------------------------------------------------------------
Total dividends and
  distributions                                 (.58)        (.64)        (.98)        (.99)        (.99)
                                            ---------------------------------------------------------------
Net asset value,
  end of period                                $8.65        $7.75        $8.43        $9.53        $9.91
                                            ===============================================================
Total Return
Total investment return based
  on net asset value(c)                        19.57%        (.50)%      (1.50)%       6.12%        7.17%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $37,043      $38,631      $57,667      $52,561      $33,813
Ratio to average net assets of:
  Expenses                                      1.60%        1.53%        1.45%        1.54%        1.77%
  Net investment income                         6.50%        7.71%        8.60%        8.32%        9.34%
Portfolio turnover rate                          155%         268%         304%         321%         254%


See footnote summary on page 39.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class B
                                            ---------------------------------------------------------------
                                                              Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2003         2002(a)      2001         2000         1999
                                            ---------------------------------------------------------------
Net asset value,
  beginning of period                          $7.74        $8.42        $9.52        $9.90       $10.17
                                            ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)                         .48          .57          .71          .76          .87
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .95         (.67)        (.90)        (.23)        (.22)
                                            ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                    1.43         (.10)        (.19)         .53          .65
                                            ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.27)        (.47)        (.65)        (.76)        (.87)
Distributions in excess of
  net investment income                           -0-          -0-          -0-        (.15)        (.05)
Tax return of capital                           (.25)        (.11)        (.26)          -0-          -0-
                                            ---------------------------------------------------------------
Total dividends and
  distributions                                 (.52)        (.58)        (.91)        (.91)        (.92)
                                            ---------------------------------------------------------------
Net asset value,
  end of period                                $8.65        $7.74        $8.42        $9.52        $9.90
                                            ===============================================================
Total Return
Total investment return based
  on net asset value(c)                        18.89%       (1.23)%      (2.24)%       5.38%        6.44%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $115,414     $117,529     $156,948     $118,356      $79,085
Ratio to average net assets of:
  Expenses                                      2.31%        2.24%        2.16%        2.27%        2.47%
  Net investment income                         5.83%        7.02%        7.85%        7.66%        8.54%
Portfolio turnover rate                          155%         268%         304%         321%         254%


See footnote summary on page 39.

-------------------------------------------------------------------------------

36 o AllianceBernstein Global Strategic Income Trust


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class C
                                            ---------------------------------------------------------------
                                                              Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2003         2002(a)      2001         2000         1999
                                            ---------------------------------------------------------------
Net asset value,
  beginning of period                          $7.75        $8.43        $9.52        $9.90       $10.17
                                            ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)                         .50          .57          .72          .77          .88
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .92         (.67)        (.90)        (.24)        (.23)
                                            ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                    1.42         (.10)        (.18)         .53          .65
                                            ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.28)        (.47)        (.65)        (.76)        (.88)
Distributions in excess of
  net investment income                           -0-          -0-          -0-        (.15)        (.04)
Tax return of capital                           (.24)        (.11)        (.26)          -0-          -0-
                                            ---------------------------------------------------------------
Total dividends and
  distributions                                 (.52)        (.58)        (.91)        (.91)        (.92)
                                            ---------------------------------------------------------------
Net asset value,
  end of period                                $8.65        $7.75        $8.43        $9.52        $9.90
                                            ===============================================================
Total Return
Total investment return based
  on net asset value(c)                        18.74%       (1.22)%      (2.13)%       5.38%        6.44%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $21,175      $20,113      $33,035      $32,345      $22,598
Ratio to average net assets of:
  Expenses                                      2.30%        2.23%        2.15%        2.25%        2.46%
  Net investment income                         5.81%        7.00%        7.90%        7.68%        8.52%
Portfolio turnover rate                          155%         268%         304%         321%         254%


See footnote summary on page 39.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Advisor Class
                                            ---------------------------------------------------------------
                                                              Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2003         2002(a)      2001         2000         1999
                                            ---------------------------------------------------------------
Net asset value, beginning
  of period                                    $7.74        $8.43        $9.53        $9.92       $10.18
                                            ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)                         .57          .65          .80          .88          .98
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                  .95         (.67)        (.89)        (.25)        (.22)
                                            ---------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations                               1.52         (.02)        (.09)         .63          .76
                                            ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.34)        (.54)        (.73)        (.86)        (.98)
Distributions in excess of net
  investment income                               -0-          -0-          -0-        (.16)        (.04)
Tax return capital                              (.27)        (.13)        (.28)          -0-          -0-
                                            ---------------------------------------------------------------
Total dividends and
  distributions                                 (.61)        (.67)       (1.01)       (1.02)       (1.02)
                                            ---------------------------------------------------------------
Net asset value,
  end of period                                $8.65        $7.74        $8.43        $9.53        $9.92
                                            ===============================================================
Total Return
Total investment return based
  on net asset value(c)                        20.10%        (.31)%      (1.19)%       6.33%        7.58%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $1,483       $1,358       $1,350       $2,658       $1,359
Ratio to average net assets of:
  Expenses                                      1.30%        1.24%        1.13%        1.23%        1.45%
  Net investment income                         6.84%        8.08%        8.81%        8.71%        9.52%
Portfolio turnover rate                          155%         268%         304%         321%         254%


See footnote summary on page 39.


-------------------------------------------------------------------------------
38 o AllianceBernstein Global Strategic Income Trust


(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.03, decrease net realized and unrealized loss on investments per share by $.03 for Class A, B, C and Advisor Class, respectively, and decrease the ratio of net investment income to average net assets from 8.03% to 7.71% for Class A, from 7.34% to 7.02% for Class B, from 7.32% to 7.00% for Class C and from 8.40% to 8.08% for Advisor Class. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 39


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of AllianceBernstein Global Strategic Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Strategic Income Trust, Inc., formerly Alliance Global Strategic Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Strategic Income Trust, Inc. at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP


New York, New York
December 12, 2003,
except for Note J,
as to which the date is
December 23, 2003


TAX INFORMATION (unaudited)

For the fiscal year ended October 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $185,999 as qualifed dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.


-------------------------------------------------------------------------------
40 o AllianceBernstein Global Strategic Income Trust


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Douglas J. Peebles(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Hartman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1)  Member of the Audit Committee.

(2) Mr. Peebles is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 41


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                          PORTFOLIOS
                                                                            IN FUND        OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX    DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                  OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS                DIRECTOR      DIRECTOR
----------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71         Investment adviser and an                   113         None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
(8)                                 investment adviser, with which he
Chairman of the Board               had been associated since prior to
                                    1998. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Invest-
                                    ment Officer of the New York Bank
                                    for Savings.

Ruth Block,#, 73                    Formerly Executive Vice President            96         None
500 SE Mizner Blvd.                 and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society of
(8)                                 the United States; Chairman and
                                    Chief Executive Officer of Evlico;
                                    Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty
                                    chemicals), Tandem Financial
                                    Group and Donaldson, Lufkin &
                                    Jenrette Securities Corporation;
                                    former Governor at Large National
                                    Association of Securities Dealers,
                                    Inc.

David H. Dievler,#+, 74             Independent consultant. Until               100         None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
(8)                                 Management Corporation ("ACMC")
                                    responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member
                                    of American Institute of Certified
                                    Public Accountants since 1953.


-------------------------------------------------------------------------------
42 o AllianceBernstein Global Strategic Income Trust


                                                                          PORTFOLIOS
                                                                            IN FUND        OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX    DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                  OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS                DIRECTOR      DIRECTOR
----------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#, 61                Consultant. Formerly President of            98         None
P.O. Box 12                         Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002, a
(8)                                 Senior Advisor from June 1999-
                                    June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989-
                                    May 1999. Previously, Director of
                                    the National Academy of Design
                                    and during 1988-1992, he was
                                    Director and Chairman of the
                                    Audit Committee of ACMC.

Clifford L. Michel,#, 64            Senior Counsel of the law firm of            97       Placer
15 St. Bernard's Road               Cahill Gordon & Reindel since                        Dome, Inc.
Gladstone, NJ 07934                 February 2001 and a partner of
(8)                                 that firm for more than twenty-five
                                    years prior thereto. He is President
                                    and Chief Executive Officer of
                                    Wenonah Development Company
                                    (investments) and a Director of
                                    Placer Dome, Inc. (mining).

Donald J. Robinson,#, 69            Senior Counsel to the law firm of            96         None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1998. Formerly a
(7)                                 senior partner and a member of
                                    the Executive Committee of that
                                    firm. He was also a member and
                                    Chairman of the Municipal Secur-
                                    ities Rulemaking Board and a
                                    Trustee of the Museum of the City
                                    of New York.

INTERESTED DIRECTOR

Marc O. Mayer, +, 46                Executive Vice President of ACMC             68         None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
(3 months)                          predecessor since prior to 1998.



*   There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee and the Nominating Committee.

+   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 43


Officer Information

Certain information concerning the Fund's Officers is listed below.


        NAME,                           POSITION(S)                PRINCIPAL OCCUPATION
  ADDRESS* AND AGE                    HELD WITH FUND                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                   President                   See biography above.

Kathleen A. Corbet, 43              Senior Vice President       Executive Vice President of Alliance
                                                                Capital Management Corporation
                                                                ("ACMC")**, with which she has been
                                                                associated since prior to 1998.

Douglas J. Peebles, 38              Vice President              Senior Vice President of ACMC**, with
                                                                which he has been associated since
                                                                prior to 1998.

Mark R. Manley, 41                  Secretary                   Senior Vice President and Acting
                                                                General Counsel of ACMC**, with
                                                                which he has been associated since
                                                                prior to 1998.

Mark D. Gersten, 53                 Treasurer and Chief         Senior Vice President of Alliance Global
                                    Financial Officer           Investor Services, Inc. ("AGIS")**, and
                                                                Vice President of AllianceBernstein
                                                                Investment Research and Management,
                                                                Inc. ("ABIRM"), with which he has been
                                                                associated since prior to 1998.

Vincent S. Noto, 39                 Controller                  Vice President of AGIS,** with which
                                                                he has been associated since prior to
                                                                1998.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
44 o AllianceBernstein Global Strategic Income Trust


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------------------------------------

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------------------------------------------
Blended Style Series
--------------------------------------------------------------------------------

U.S. Large Cap Portfolio

--------------------------------------------------------------------------------
Growth Funds
--------------------------------------------------------------------------------

Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund+
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------------------------------------------
Value Funds
--------------------------------------------------------------------------------

Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------------------------------------------
Taxable Bond Funds
--------------------------------------------------------------------------------

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------------------------------------
Municipal Bond Funds
--------------------------------------------------------------------------------

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------------------------------------

Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*   Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+   Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust o 45

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN(SM)

       Investment Research and Management

SM This service mark used under license from the owner, Alliance Capital Management L.P.

GSIFAR1003




ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    EXHIBIT NO.      DESCRIPTION OF EXHIBIT

    10 (a)(1)        Code of ethics that is subject to the disclosure of Item
                     2 hereof

    10 (b)(1)        Certification of Principal Executive Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

    10 (b)(2)        Certification of Principal Financial Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

    10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Strategic Income Trust, Inc.

By:      /s/Marc O. Mayer
         ---------------------------------
         Marc O. Mayer
         President


Date:   December 30, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         ---------------------------------
         Marc O. Mayer
         President


Date:   December 30, 2003


By:      /s/Mark D. Gersten
         ---------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date:   December 30, 2003